                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement No. 333-14743 on Form S-8 relating to common stock of Napco Security Systems, Inc. issuable under the 1992 Incentive Stock Option Plan.

                                                      /s/ ARTHUR ANDERSEN LLP



New York, New York
September 28, 1998


                                      E-23